EX-99.906CERT

CERTIFICATION

Joseph Masella, President and Principal Executive Officer of Pinnacle Capital Management Funds Trust (the “Registrant”), does certify to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2011 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President and Principal Executive Officer

Pinnacle Capital Management Funds Trust

/s/ Joseph Masella

Joseph Masella

Date: January 9, 2012

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Pinnacle Capital Management Funds Trust and will be retained by Pinnacle Capital Management Funds Trust and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATION

Stephen J. Fauer, Principal Financial Officer of Pinnacle Capital Management Funds Trust (the “Registrant”), does certify to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2011 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Financial Officer

Pinnacle Capital Management Funds Trust

/s/ Stephen J. Fauer

Stephen J. Fauer

Date: January 9, 2012

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Pinnacle Capital Management Funds Trust and will be retained by Pinnacle Capital Management Funds Trust and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.